                       OPPENHEIMER MUNICIPAL BOND FUND
                    Supplement dated July 22, 2003 to the
         Statement of Additional Information dated November 27, 2002

1.    The  supplement  dated  January 2, 2003 is deleted and  replaced by this supplement.

2.    The section "How the Fund is Managed - Board of Trustees  and  Oversight
   Committees" on page 38 is deleted and replaced with the following:

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee, a
Governance Committee, and a Proxy Committee. The Audit Committee is comprised solely of Independent Trustees. The members of the Audit Committee are Edward
Regan (Chairman), Kenneth Randall and Russell Reynolds. The Audit Committee
held five meetings during the Fund's fiscal year ended July 31, 2002. The
Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Robert Galli (Chairman), Joel
Motley and Phillip Griffiths. The Study Committee held eight meetings during the Fund's fiscal year ended July 31, 2002. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the
Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Elizabeth Moynihan
(Chairman), Joel Motley , Phillip Griffiths and Kenneth Randall. The
Governance Committee held no meetings during the Fund's fiscal year ended
July 31, 2002. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy. The Proxy Committee held one meeting during the
Fund's fiscal year ended July 31, 2002. The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

3. Effective December 31, 2002, Mr. Leon Levy resigned as a Trustee of the
   Fund and Mr. Clayton Yeutter was elected as Chairman of the Board, effective January 1, 2003.  Therefore, the Statement of Additional
   Information is revised by deleting the biography for Mr. Levy on page 25 and by adding the following to Mr. Yeutter's biography:  "Chairman of the
   Board of Trustees."

4. In the Trustee compensation table on page 31, the title of "Chairman"
   after Mr. Levy's name is deleted and the title of "Chairman" is added after Mr. Yeutter's name. In addition, the following footnote is added following Mr. Levy's name and following Mr. Yeutter's name:

           4. Effective January 1, 2003, Clayton Yeutter became
           Chairman of the Board of Trustees of the Board I Funds
           upon the retirement of Leon Levy.

July 22, 2003                                                       PX0310.009